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                                     EXHIBIT 10.1


                          [PRIME COMPANIES, INC. LETTERHEAD]



                                  November 16, 1998


Shipwright Assets, Ltd.
18 Harbour Road, Central Plaza, Suite 4703
Wanchai, Hong Kong

     Re:  S-8 Issuance

Dear Sirs:

Prime Companies, Inc. acknowledges that Shipwright Assets, Ltd. has provided consulting services to Prime and in consideration for said services, Prime will agree to pay Shipwright Assets, Ltd. 333,723 shares of common stock of the Company through an S-8 Registration Statement.


Very truly yours,

/s/ Irving Pfeffer

Irving Pfeffer